Exhibit 99.1 February 2022 NASDAQ: RCEL ASX: AVH ©Copyright 2022 AVITA Medical. All Rights Reserved.

Legal Disclaimers Certain statements in this presentation and the accompanying oral commentary are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, technology platform, development strategy, prospective products, pipeline and milestones, regulatory objectives, expected payments from and outcomes of collaborations, and likelihood of success, are forward-looking statements. Such statements are predictions only and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, among others, the costs, timing and results of clinical trials and other development activities; the uncertainties inherent in the initiation and enrollment of clinical trials; the uncertainties associated with the COVID-19 pandemic; the unpredictability of the timing and results of regulatory submissions and reviews; market acceptance for approved products and innovative therapeutic treatments; competition; the possible impairment of, inability to obtain and costs of obtaining intellectual property rights; and possible safety or efficacy concerns, general business, financial and accounting risks and litigation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. More information concerning AVITA Medical as well as the aforementioned risks and uncertainties is available in our public filings with the U.S. Securities and Exchange Commission, including our most recent Transition Report on Form 10-KT period from July 1, 2021 to December 31, 2021. We are providing this information as of its date and do not undertake any obligation to update or revise it, whether as a result of new information, future events or circumstances or otherwise, except as required by law. Additional information may be available in press releases or other public announcements and public filings made after the date of this presentation. AVITA Medical’s products are Rx only. Please reference the Instructions for Use for more information on indications, contraindications, warnings, precautions and adverse events. ® In the United States, RECELL is approved for use in patients suffering acute thermal burns. Use of RECELL in other patient populations is either prohibited by United States law or may be made available pursuant to a relevant investigational device exemption granted by the FDA (and likewise limited by United States law to investigational use only). 2

One Platform. Endless Possibilities. RECELL enables Vitiligo RECELL delivers healthy skin cells regeneration of healthy skin Trauma Autologous skin cells are sprayed on patient Burns / Scalds Chronic Wounds Scar Revision Healthy skin processed using the RECELL System Infectious Disease Patch of healthy skin Cancer Reconstruction removed from patient Genodermatoses Technology platform Regenerative Dermatology benefits a wide array of skin defects and wounds irrespective of etiology Free cells modulate and catalyze the healing process In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. 3

Value Creation Recent Key Accomplishments Projected Key Milestones • Quarter Ending December ’21, Total Revenue Growth of • Top Line Results and Vitiligo FDA Submission / +35% vs Same Quarter Prior Year H2 22 / Vitiligo Commercial launch H2 23 • FDA Approval of New “Ease of Use” RECELL Device • Top Line Results and Soft Tissue FDA Submission / Soft Tissue Commercial Launch • PMDA Approval of Burns in Japan • Vitiligo Pivotal Trial: Enrollment Completed • Outpatient Launch • Soft Tissue Pivotal Trial: Enrollment Completed • Launch of New “Ease of Use” RECELL Device H1 22 • Transitional Pass-Through Payment Application Approved by CMS for Reimbursement in Outpatients • EB: Initial Proof of Concept for Delivery of Genetically Modified Skin Cells in Suspension • IND Enabling Studies (EB & Rejuvenation) • Telomerase/Rejuvenation: Initial Proof of Concept on H2 22 • Reimbursement & Launch of Burns in Japan Delivery of Reverse-Aged Skin Cells Quarters referenced in calendar year. As of January 1, 2022 Avita Medical is reporting on a calendar year basis. 4

Development Pipeline and Growth Potential

Focused Pipeline with Strong Growth Potential INDICATION DISCOVERY FEASIBILITY PIVOTAL APPROVAL Regenerative Therapeutics – Wounds & Dermatology (Current Platform) Acute Thermal Burns (U.S.) APPROVED ® APPROVED RECELL Japan Vitiligo (U.S.) ENROLLMENT COMPLETE T ENROLLMENT COMPLETE Soft Tissue Reconstruction (U.S.) Early-Stage Research Programs Epidermolysis Bullosa Rejuvenation CONCEPT SUBMISSION APPROVAL Innovation DESIGN SUBMITTED APPROVED New Device: Improved Ease of Use APPROVED New Device: Fully Automated Focused Effort on Business Development to Supplement Pipeline In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. 6

Market Opportunity of Pipeline Exceeds $22 Billion EXISTING PLATFORM NEW PLATFORMS: CELL BASED GENE THERAPY ~$15.8B Opportunity ~$6.8B Opportunity $ 0.6B Burns Vitiligo $ 5.2B $ $ 0.8B 15B $ 1B Skin cells are Rejuvenation Epidermolysis genetically Soft Tissue Bullosa modified > $22 Billion in Combined TOTAL ADDRESSABLE MARKET 7

Current Platform: Efficacy is Well Demonstrated PRODUCT IS WELL STUDIED Patients Number of Publications & (in Published Studies) Presentations Highly De-risked ACUTE WOUNDS (Including Thermal 1,772 206 Pipeline with Burns) >15,000 Patients DEFECTS/ 453 57 VITILIGO Treated Globally CHRONIC 143 17 WOUNDS A Common Goal: Full Skin Restoration (Re-epithelialization and Re-pigmentation) In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. 8

Thermal Burns: U.S. Target Market Expanded to Include Small Burns and Outpatient

Patient Funnel and Addressable Market



~486K
PATIENTS
Total Annual Burns in the U.S.
>$600 Million TAM
~80K
PATIENTS
Severe Burns (as defined as burns > 5% Body Surface Area that may require grafting)
~$260 Million SAM
~25K
PATIENTS
Target: Severe Burns Treated at Burn Centers (Both In and Outpatient)

Outpatient Pass Through Code Opens Doors to Small Burns and Expands Serviceable Market Opportunity

U.S. RECELL Commercial Sales Since Approval



8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
($ 000s)
Dec '18
Mar '19
Jun '19
Sep '19
Dec '19
Mar '20
Jun '20
Sep '20
Dec '20
Mar '21
Jun '21
Sept '21
Dec '21
Quarter Ended

9

New C-Code Provides Additional Payment in the Outpatient Setting

The Centers for Medicare and Medicaid Services (CMS) created a new technology Transitional Pass-Through (TPT) Payment - C Code for billing RECELL devices when used in procedures performed in the hospital outpatient and ambulatory surgery center (ASC) settings as of Jan 1 2022

C1832:
Autograft suspension, including cell processing and application, and all system components

Code provides additional payment which offsets the cost of the device for Medicare beneficiaries over a 2-3 year period before converting to a permanent code

This is a Medicare specific code, which we estimate covers ~ 15% of patient lives

AVITA will ensure broad commercial payer acceptance & coverage before pursuing a full commercial launch

The New Code is not Indication (Burns) Specific and Lays the Foundation for Growth in Soft Tissue

10

New Ease of Use Device Now FDA Approved New Device Reduced Simplified Improved number of steps Process Usability 94% of users of the RECELL System believe it will reduce their workload/allow them to perform other duties* Only 1 Set of Hands Required in the Sterile Field; Steps Reduced By 1/3rd * Market Research March 2020 HCPs N=15 11

FDA Approval in Pediatric Full-Thickness & Larger Burns

FEWER PROCEDURES REQUIRED FOR DEFINITIVE CLOSURE VS CONVENTIONAL AUTOGRAFT[1]


3.6
1.6

NUMBER OF TREATMENTS

Pediatric Patients

56% fewer mean procedures with RECELL
(N=284) *p < 0.0001*


NBR Control
RECELL
5.9
2.4

NUMBER OF TREATMENTS

Adults with >50% TBSA

60% fewer mean procedures with RECELL
(N=318) *p < 0.0001*



~25% of all burns occur in children

80% of RECELL Customers Stated that these New Label Enhancements Will Positively Impact Their Usage of RECELL*

1. Instructions for Use. RECELL® Autologous Cell Harvesting Device
2. NBR – National Burns Repository

* N = 41, "will significantly or somewhat impact RECELL usage"

12

Approval of Burns Received in Japan

BACKGROUND

AVITA Commercial Partner:

COSMOTEC, an M3 Company

INDICATION: Burns

Soft Tissue and Vitiligo to Follow Based on U.S. Pivotal Clinical Data

LAUNCH:

Following Ministry of Health, Labour, and Welfare (MHLW) decision on reimbursement pricing, anticipated June 2022

PATIENT FUNNEL - BURNS ADDRESSABLE MARKET

~250,000 PATIENTS — Incidence of Burns Needing Medical Treatment in Japan

~6,000 PATIENTS — Severe Burns (defined as hospital admissions of burns that may require grafting)

~1,400 PATIENTS — Target: Severe Burns Treated at Burn Centers

Reimbursement Anticipated in June 2022 with Commercial Launch Following Thereafter

Furue M, Yamazaki S, Jimbow K, Tsuchida T, Amagai M, Tanaka T et al. Prevalence of dermatological disorders in Japan: a nationwide, cross-sectional, seasonal, multi-center, hospital-based study. J Dermatol. 2011 April; 38(4):310-20, Japan Health System Review, 2018. Additional estimates based on data from 2016 JSBI National Burns Repository, https://injuryprevention.bmj.com/content/26/Suppl_2/i36#F2 and Cosmotec estimates

13

Vitiligo: Hight Unmet Need, No FDA-Approved Products

avita medical

SIGNIFICANT UNMET NEED



Up to 2% of the population affected

No FDA-approved medical treatments;
extremely low patient and physician satisfaction with existing products

Vitiligo impacts quality of life (QoL) –
25% of patients with vitiligo reported a DLQI >10, which indicates severe QoL reductions, compared with 34% in psoriasis patients

OPPORTUNITY ESTIMATION



TOTAL MARKET
4.5M
(range 3-6.5 million)
Prevalence of Vitiligo in the United States
TAM
$5.2 Billion
TOTAL ADDRESSABLE MARKET
1.3M
SAM
$750 Million
SERVICEABLE AVAILABLE MARKET
188K
Estimated number of eligible patients at target call points

Concentrated HCP base: Estimating <1,000 procedural dermatologists and plastic surgeons with interest in treating vitiligo

Advances in Vitiligo: An Update on Medical and Surgical Treatments. A. Dillon, et al. J Clin Aesth Derm. 2017. Willingness-to-Pay and Quality of Life in Patients with Vitiligo. Radtke, et al. BJD. 2009.
In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

14

Vitiligo Study Enrollment Complete Blinded, Randomized, Study Evaluating RECELL for Repigmentation of Stable Vitiligo ® RECELL Vitiligo Study Patient from a Prior Study at 6 MONTHS 25 RECELL-treated area was 100% re-pigmented 20 15 RECELL treated ENROLLMENT COMPLETE 10 Negative Control 5 Komen L, Vrijman C, Tjin EP, Krebbers G, de Rie MA, Luiten RM, van der Veen JW, Wolkerstorfer A. Autologous cell suspension 0 transplantation using a cell extraction device in segmental vitiligo and piebaldism patients: a randomized controlled pilot study. June '21 Sept '21 Dec '21 Jan '21 Journal of the American Academy of Dermatology. 2015 Jul;73(1):170-2. POTENTIAL RECELL BENEFITS Enrolled Durable: One-time For Stable Vitiligo: FDA Submission Expected in H2 ’22 with Approval in H2 ’23 treatment Segmental & Non-Segmental In the United States, RECELL is not approved for treatment of vitiligo. 15 Number of Subjects

RECELL Case: Repigmentation of the Nipple-Areola Complex ® ® Before RECELL 12 months After RECELL • 23 year old female with vitiligo. • Donor skin was harvested from adjacent unaffected areas. • Depigmented epidermis was removed using dermabrasion. • The cellular suspension was then sprayed on both the recipient and donor areas (expansion ratio ranged from 1:20-1:40). Established Track Record in Vitiligo: 1,000 patients treated internationally & 12 peer reviewed publications showing positive outcomes Yu et al. Repigmentation of nipple-areola complex after RECELL® treatment on breast vitiligo. Journal of Cosmetic Dermatology, 2021 In the United States, RECELL is not approved for use with patients suffering vitiligo. 16

Soft Tissue Repair Will Expand the Burns Business to Encompass All Acute Wounds

avita medical

OPPORTUNITY ESTIMATION

TOTAL MARKET
>4.5M
patients

Open wounds presented at the Emergency Department

TOTAL ADDRESSABLE MARKET
>140K
patients

RECELL eligible trauma procedures

TAM
$1 Billion

SERVICEABLE AVAILABLE MARKET
>65K
patients

RECELL eligible procedures at high volume sites

SAM
$450 Million

Female, pregnant 28-year-old who suffered from a de-gloving Injury



POST DEBRIDEMENT OF INJURY



6 MONTH POST-RECELL TREATMENT

In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. In the United States, RECELL is not approved for use in pediatrics. Use of RECELL in this case was performed internationally where the indication is approved.

Poster: Use of regenerative suspension in the treatment of a complex de-gloving injury. Ian M Smith,

17

Early Completion of Soft Tissue Reconstruction Trial Clinical trial demonstrates use of less donor skin without compromising healing outcomes relative to conventional autografting Patient treated for necrotizing fasciitis ® RECELL Soft Tissue Study N=65 20 70 18 65 60 16 50 14 48 12 40 ENROLLMENT COMPLETE 10 TREATMENT DAY 30 32 8 6 20 19 4 10 COVID19 IMPACT 2 2 1 1 6 0 0 Mar '20 Jun '20 Sep '20 Dec '20 Mar '21 Jun '21 Sept '21 Jan '21 1 YEAR POST-RECELL TREATMENT FDA Submission Expected in H2 ’22 with Approval in H2 ’23 Photos courtesy of Kevin Foster, Valleywise Health In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise Medical Center prohibited. 18 Number of Sites Enrolling Number of Subjects

Soft Tissue Synergies with Current Commercial Burn Focus

avita medical

Expanded Acute Wounds Sales Team Will Target a Total of 366 Centers

~50% of Burn Centers are also Level 1 / Level 2 Trauma Centers


136 Burn Centers
(Current Target)
+230 High Volume Trauma Centers
(Future Expansion)

Reimbursement in Place
Able to leverage existing CPT & Outpatient C Code

Same Treatment Protocol to Burns
Consistent treatment protocol across acute injuries

Same Unmet Needs as Burns
Reduction of donor site morbidity & donor site requirements are top unmet needs

Large opportunity that leverages existing burns infrastructure

In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited. In the United States, RECELL is not approved for use in pediatrics. Use of RECELL in this case was performed internationally where the indication is approved.

19

RECELL in Genetic Skin Defects and Rejuvenation CURRENT PLATFORM FUTURE PLATFORM Treatment using RECELL for harvesting and direct reintroduction of the RECELL as a platform for treatment using the patient’s patient’s own healthy skin cells corrected skin cells Autologous skin cells Enhanced autologous skin cells are are sprayed on patient reintroduced to patient Skin cells are genetically Healthy skin processed modified using the RECELL System Patch of healthy skin Patch of skin Skin processed removed from patient removed from using the RECELL System patient Gene editing for debilitating Molecular reversal of aging for orphan skin disorder skin rejuvenation 20 In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

Cell and Gene Therapy Development Activity Proof of Concept Program Objective: FDA Interaction Optimize Spray-On Skin™ FOUR Cells with modified skin KEY cells and establish IND- readiness IND-enabling Studies STEPS First-in-human (IND) 21

Sizeable Market Opportunity Estimated in EB, Given Orphan Pricing Potential

avita medical

OPPORTUNITY ESTIMATION

25-50,000 people — US Prevalence of Epidermolysis Bullosa

1980 patients — US Prevalence of Dystrophic EB (DEB)[1]

TOTAL ADDRESSABLE MARKET **990** patients — Patients with RDEB sub-type[2]

TAM $840 Million

POTENTIAL COMPETITIVE ADVANTAGES

- Suspension is potentially more cost effective to generate, transport and apply vs cultured sheet grafts
- iPSC-based technology enables banking of cells for future treatments
- *Ex vivo* gene editing of skin cells has a safety advantage over *in vivo* gene therapeutics

~$840M target US market opportunity, assuming $850,000[4] per patient / treatment

1. Has et al, "Consensus reclassification of inherited epidermolysis bullosa and other disorders with skin fragility." Br J of Dermatology. 2020. Range 1,100-2,500. 2. DEB prevalence estimated as 6/million. RDEB estimated to be approximately half of DEB prevalence = 3/million. Range: 1.35- 8/million. Fine et al, "Epidemiology of Inherited Epidermolysis Bullosa…" JAMA, 2016. 3.. Luxturna (gene therapy for a rare, inherited retinal disease that can lead to blindness) was priced at $850,000 for a population between 1000-2000 patients in US. Zolgensma for spinal muscular atrophy is priced at $2.1 million

22

Skin Regeneration from Corrected Autologous Skin Cell Suspension Successful reverse-differentiation (induced In Vivo Evaluation of Gene-corrected Skin Cells pluripotency) and gene correction of Recessive Dystrophic Epidermolysis Bullosa Immunocompromised (RDEB) Skin Cells mouse model Correction of RDEB Full-thickness injury created Recapitulated human dermis Application of corrected cells Single-Site Mutation New, healthy skin regenerated from iPSCs 100 µm Image courtesy of Gates Center for Regenerative Medicine, University of 23 Colorado

Exploring Cell-Based Gene Therapy for Epidermolysis Bullosa THE CHALLENGE THE OPPORTUNITY DEBILITATING CURATIVE: Technology for precise correction of Skin fragility, genetic defect & banking for future use (vs ameliorating disability, cancer symptoms) HIGH UNMET NEED No FDA-approved EFFICIENT: Suspension-based approach eliminates treatment, only growth & transport of fragile skin sheets palliative measures COST BURDEN CONVENIENT: Suspension-based product simplifies Care of $200K- application onto patient wounds (vs surgical anchoring of $500K per year per epidermal sheets which can result in issues with “take patient rates”) 24 In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

Reverse Aging of Skin Cells Derived using the RECELL Device Successful delivery of mRNA-hTERT & expression in Skin Cells Derived from RECELL In Vivo Evaluation of mRNA-hTERT Modified Skin Cells Point-of-Care Immunocompromised hTERT modification mouse model Skin cells harvested from RECELL Device Telomerase Full-thickness injury created Recapitulated dermis Application of containing human fibroblasts modified human cells On-going Characterization Reverse-aged Human skin cells TELOMERASE PRODUCT QUANTIFICATION 1.8 2 hrs 24 hrs A 1.6 A Reverse-aged 1.4 1.2 Human skin cells A 1 0.8 0.6 0.4 0.2 0 • Reversal of fibroblast senescence • Collagen & elastin markers 400 µm • Time to re-epithelialization 400 µm 25 Data and image courtesy of Houston Methodist Research Institute, Houston, TX

Exploring Novel RNA-Based Approach for Rejuvenation



HOUSTON Methodist LEADING MEDICINE	avita medical
• **Patented RNA technology** for delivery of telomerase enzyme to aged cells • **Demonstrated reversal of aging** and return of functionality in cells of progeria patients (human model of accelerated aging)	• Patented and proprietary **Spray-On Skin™ Cells technology and device (RECELL)** • **Expertise in skin** regeneration, including in preclinical models • Strong track record and expertise in clinical development and commercialization

Patient Funnel and Addressable Market


~8.3M
PEOPLE/Yr
People Who Underwent Facial Aesthetic Procedures Aimed at Improving Skin Tightness, Texture & Evenness in Skin Tone [1]
~1M
PATIENTS/Yr
Target: People Who Undergo Aggressive Facial Lifting & Tightening Procedures[2]

$15 Billion TAM

Sponsored research exploring use of telomerase for molecular reversal of skin cell aging

*1. 2020 Plastic Surgery Statistics Report, 2. 2020 Plastic Surgery Statistics Report (Defined as Facelifts, Ablative Laser, Dermabrasion, Non-Surgical Skin Tightening)
In the U.S., RECELL is approved for acute thermal burns in patients > 18 years. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

26

Corporate

Financial Overview (Unaudited) (Unaudited) $9.03 12 Months Ended 12 Months Ended 12 Months Ended 1 Share Price June 30 December 31 December 31 (USD in $000s) 2018 2019 2020 2021 2020 2021 Commercial Sales 929 5,474 14,263 21,483 17,918 25,091 BARDA Sales - - - 7,749 - 7,934 Total Revenue 929 5,474 14,263 29,232 17,918 33,025 $225.1 Million Gross Profit 383 4,203 11,290 23,283 14,660 26,921 1 Market Capitalization BARDA Income 7,734 5,921 3,926 2,055 2,534 1,590 Cash, cash equivalents and Marketable 10,986 20,174 73,639 110,746 59,765 104,852 Securities $0.0 (Zero) Debt Analysts NASDAQ ticker ASX ticker • Matt O'Brien, Piper (U.S.) • Brooks O’Neil, Lake Street (U.S.) • Chris Kallos, MST (AUS) symbol: symbol: • Josh Jennings, Cowen (U.S.) • Lyanne Harrison, BofA Global Research (AUS) • John Hester, Bell Potter (AUS) RCEL AVH • Ryan Zimmerman, BTIG (U.S.) • Nicolette Quinn, MorningStar (AUS) • Shane Storey, Wilsons (AUS) 1. RCEL as 2/25/2022 28

A Global Total of 18 Granted Patents & 24 Pending Applications EXPANDING PORTFOLIO TO SUPPORT CURRENT AND ROBUST PROTECTION ACROSS PATENT FAMILIES FUTURE INDICATIONS Cell Suspension Commercial RECELL device, composition of Next Generation RECELL devices to improve ease of Preparation Technique matter, and associated methods of use and Use use in burns and pipeline indications Method of preparing cell suspension with Cell Suspension And Use Thereof exogenous agent to promote wound healing Potential to license patented technology for telomerase mRNA that has the potential to reverse Systems and Methods aging of skin cells Automated system for preparing cell for Tissue Processing and Preparation of Cell suspension and method of production Suspension Therefrom Potential to license technologies for suspension- Devices, Methods, and All-in-one RECELL kit, system, and based delivery of genetically modified cells, with Kits for Preparing a Cell associated method of use applications to genetic skin disorders Suspension Methods for Identifying Method and system for validating the use of a Cell Suspensions with Therapeutic Potential for cell suspension for administration to a patient Robust and Expanding Patent Estate: Skin Regeneration Expiration from 2022 to 2040 Bioactive Therapeutic Bioactive suspension derived from freshly Suspensions with disaggregated tissue, and associated Cellular-Based methods of preparation and use Supernatant 29 AVITA Medical owns granted patents in USA, China, Japan, Australia, France, Germany, Italy, Spain, United Kingdom, and Hong Kong, as well as pending patent applications in USA, China, Canada, EPO, Brazil, and Hong Kong.

AVITA Leadership Team Dr. Michael S. Perry Michael Holder Erin Liberto Andrew Quick Kathy McGee Donna Shiroma CEO CFO CCO CTO COO General Counsel >30 years experience >30 years experience >20 years experience >25 years experience >25 years experience >20 years experience Affiliations: Affiliations: Affiliations: Affiliations: Affiliations: Affiliations: 30

Value Creation Recent Key Accomplishments Projected Key Milestones • Quarter Ending December ’21, Total Revenue Growth of • Top Line Results and Vitiligo FDA Submission / +35% vs Same Quarter Prior Year H2 22 / Vitiligo Commercial launch H2 23 • FDA Approval of New Ease of Use RECELL Device • Top Line Results and Soft Tissue FDA Submission / Soft Tissue Commercial Launch • PMDA Approval of Burns in Japan • Vitiligo Pivotal Trial: Enrollment Completed • Outpatient Launch • Soft Tissue Pivotal Trial: Enrollment Completed • Launch of New ‘Ease of Use’ RECELL Device H1 22 • Transitional Pass-Through Payment Application Approved by CMS for Reimbursement in Outpatients • EB: Initial Proof of Concept for Delivery of Genetically Modified Skin Cells in Suspension • IND Enabling Studies (EB & Rejuvenation) • Telomerase/Rejuvenation: Initial Proof of Concept on H2 22 • Reimbursement & Launch of Burns in Japan Delivery of Reverse-Aged Skin Cells Quarters referenced in calendar year. As of January 1, 2022 Avita Medical is reporting on a calendar year basis. 31

Risk Factors and Disclosures • There are numerous risk factors involved with the Company’s business. Some of these risks can be mitigated by the use of safeguards and appropriate systems and controls, but some are outside the control of the Company and cannot be mitigated. Accordingly, an investment in the Company carries no guarantee with respect to the payment of dividends, return of capital or price at which securities will trade. The following is a summary of the more material matters to be considered. However, this summary is not exhaustive. Potential investor should consult their professional advisors before deciding whether to invest. • Technological Change: Technological change presents the Company with significant opportunities for growth. However, the risk remains that any competitor may introduce new technology enabling it to gain a significant competitive advantage over the Company. • Reliance on key personnel: The Company's success depends to a significant extent upon its key management personnel, as well as other management and technical personnel including sub-contractors. The loss of the services of any such personnel could have an adverse effect on the Company. • Competition: The Company competes with other companies in the United States as well as in Australia and internationally. Some of these companies have greater financial and other resources than the Company and, as a result, may be in a better position to compete for future business opportunities. There can be no assurance that the Company can compete effectively with these companies. • Patent Protection: The patent protection that the Company may obtain varies from product to product and country to country and may not be sufficient, including to maintain product exclusivity. Patent rights are also limited in time and do not always provide effective protection for products and services: competitors may successfully avoid patents through design innovation, the Company may not hold sufficient evidence of infringement to bring suit, or the infringement claim may not result in a decision that the rights are valid, enforceable or infringed. Legislation or regulatory actions subsequent to the filing date of a patent application may affect what an applicant is entitled to claim in a pending application and may also affect whether a granted patent can be enforced in certain circumstances. Laws relating to biotechnology remain the subject of ongoing political controversy in some countries. The risk of changed laws affecting patent rights is generally considered greater for the biotechnology field than in other longer established fields. • Change in government policy and legislation: Any material adverse changes in relevant government policies or legislation of Australia / United States may affect the viability and profitability of the Company, and consequent returns to investors. The activities of the Company are subject to various federal, state and local laws governing prospecting, development, production, taxes, labor standards and occupational health and safety, and other matters. 32

Important Safety Information • INDICATIONS FOR USE: The RECELL® Autologous Cell Harvesting Device is indicated for the treatment of acute thermal burn wounds. The RECELL device is used by an appropriately-licensed healthcare professional at the patient’s point of care to prepare autologous RES® Regenerative Epidermal Suspension for direct application to acute partial-thickness thermal burn wounds in patients 18 years of age and older or application in combination with meshed autografting for acute full-thickness thermal burn wounds in pediatric and adult patients. . • CONTRAINDICATIONS: RECELL is contraindicated for: the treatment of wounds clinically diagnosed as infected or with necrotic tissue, the treatment of patients with a known hypersensitivity to trypsin or compound sodium lactate (Hartmann’s) solution, patients having a known hypersensitivity to anesthetics, adrenaline/epinephrine, povidone-iodine, or chlorhexidine solutions. • WARNINGS: Autologous use only. Wound beds treated with a cytotoxic agent (e.g., silver sulfadiazine) should be rinsed prior to application of the cell suspension. RECELL is provided sterile and is intended for single-use. Do not use if packaging is damaged or expired. Choose a donor site with no evidence of cellulitis or infection and process skin immediately. A skin sample should require between 15 and 30 minutes contact with Enzyme. Contact in excess of 60 minutes is not recommended. RECELL Enzyme is animal derived and freedom from infectious agents cannot be guaranteed. • PRECAUTIONS: RECELL is not intended for use without meshed autograft for treatment of full-thickness burn wounds. The safety and effectiveness of RECELL without meshed autograft have not been established for treatment of partial-thickness burn wounds: on the hands and articulating joints, >320 cm2, in patients with wounds totaling >20% total body surface area (TBSA). The safety and effectiveness of RECELL with autografting have not been established for treatment of full-thickness burn wounds: on the hands and articulated joints, and in patients younger than 28 days of age (neonates). • SPECIAL PATIENT POPULATIONS: The safety and effectiveness of RECELL have not been established for treatment of acute thermal partial-thickness burn wounds in pediatric patients younger than 18 years of age. 33

Revolutionary treatment using a patient’s own skin for life-changing outcomes ® Zed, treated with the RECELL System NASDAQ CM: RCEL ASX: AVH © 2020 . All rights reserved. In the U.S., RECELL is approved for acute thermal burns. Use of RECELL in other indications is either (1) limited by United States law to investigational use; or (2) otherwise prohibited.

RECELL Process For Autologous Cell Harvesting and Application 1 2 3 HARVEST INCUBATE DISAGGREGATE 4 5 6 RINSE FILTER APPLY 35

RECELL Spray-On Skin™ Treats 80cm² of Skin from a 1cm² Biopsy avita medical

AUTOLOGOUS
Cell Harvesting Device that delivers Spray-On Skin Cells within 30 minutes at the point of care

COMPLETE
Full range of skin cell types with re-pigmentation

ACTIVATED
Fresh (non-cultured cells) with the "free edge healing cascade"



SPLIT-THICKNESS SKIN GRAFT DONOR SITE
RECELL DONOR SITE

SAFE & EFFECTIVE
2 randomized controlled trials supporting PMA
1st PMA burn product approval ~20 yrs
10K+ patients worldwide
>150 peer reviewed articles

DONOR SPARING
Treatment area = 80x donor area (credit card size skin sample can treat an entire adult back)

PUBLISHED HEALTH ECONOMIC DATA
Demonstrating significant savings to the health care system

36

1st Premarket Approval Treatment in Burns in 20 Years

Dual multi-center, randomized, controlled premarket approval studies

Pivotal Trial #1 (101 Patients)
RECELL (alone) versus SoC (STSG) in Second-Degree Burns

Published in JBCR and Presented at ABA



Significant Drop in Donor Skin Requirement
Mean Donor Area (cm²)
250
200
150
100
50
0
p<0.001
97.5% Reduction
Control
RECELL

Decrease in donor site pain and scarring

- Significantly less donor site pain (p≤0.0025)
- Significantly better donor site appearance (p≤0.0025)
- Significantly reduced donor site scarring (p≤0.0025)
- Significantly greater incidence of donor-site healing at two weeks (p<0.001)

Pivotal Trial #2 (31 Patients)
RECELL (with widely expanded graft) versus STSG in Third-Degree Burns

Published in Burns and Presented at ABA



Less Requirement for Donor Skin
Donor requirement per cm² treatment area
0.8
0.6
0.4
0.2
0.0
32% Reduction
p<0.001
Control
RECELL

Robust outcomes despite less donor skin

- RECELL System achieved definitive closure comparable to Standard of Care with significantly less donor skin
- At eight weeks post treatment, 92% of the burn sites treated with the RECELL System achieved complete healing versus 85% for the sites treated with the standard of care

Comparable healing and long-term outcomes for burn sites with significantly less donor skin required

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RECELL “Free Edge” Advantage Healing Process without RECELL Healing Process with RECELL Spray-On Skin Cells signal Free edge limits signaling from within the wound to wound boundary (i.e. inside → out) (i.e. outside → in) 38

Skin Injury Framework

avita medical

RECELL® TARGET INJURY

Autologous Cell Harvesting Device

	Superficial Wound	Superficial Partial Thickness Wound	Deep Partial Thickness Wound	Full Thickness Wound
Wound Depth				
	1st degree	2nd degree	2nd degree	3rd degree

Wound Size



0-9.9%*	10-19.9%	20-29.9%	30-39.9%	40%+

Total Body Surface Area (TBSA) Affected

Adoption Trajectory

Small / Partial Thickness ← Results / Experience ← Large / Full Thickness

For more information on RECELL's indication for use, please go to www.recellsystem.com.

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Published Health Economic Model: Demonstrates Patient and Health Care System Benefits

avita medical

RECELL saves the hospital money in in-patient scenarios where the burn is 10% Total Body Surface Area (TBSA) or greater

Transforming Care

Can reduce costs and accelerate recovery by decreasing the number of painful procedures and length of stay in hospital


30%
Reduction in Length of Stay (LOS)[1]

Fewer procedures and faster healing times get patients home more quickly


35%
Fewer Procedures[2]

Reduced donor site size and greater meshing ratio enables permanent closure with fewer invasive autograft procedures


30%
Cost Savings[2]

Shorter and fewer procedures, decreased length of stay, and reduced resource use translates into burn center savings

VALIDATED MODEL

- 21 abstracts on RECELL health economics since launch
- 17+ Burn Centers contributing to the RECELL abstracts and publications
- Two publications
- Customized Budget Impact calculator
- Leader of health economics in burns

1. Park JH, Heggie KM, Edgar DW, Bulsara MK, Wood FM. Does the type of skin replacement surgery influence the rate of infection in acute burn injured patients? Burns 2013;39:1386-90. https://doi.org/10.1016/j.burns.2013.03.015
2. Kowal, S., Kruger, E., Bilir, P. et al. Adv Ther (2019). https://doi.org/10.1007/s12325-019-00961-2

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